                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  -----------

       Date of Report (Date of earliest event reported): January 22, 1997

                                  -----------

                          JOHN ADAMS LIFE CORPORATION
                          ---------------------------
             (Exact name of registrant as specified in its charter)

  California                    0-13969                      95-4081667
---------------               ------------               -------------------
(State or other               (Commission                 (I.R.S. Employer
jurisdiction of               File Number)               Identification No.)
incorporation)

        11845 W. Olympic Blvd., Suite 905, Los Angeles, California 90064
        ----------------------------------------------------------------
           (Address of principal executive offices)        (zip code)

       Registrant's telephone number, including area code: (310) 444-5252

                                  -----------

Item 2.  Acquisition or Disposition of Assets.

         On January 22, 1997, John Adams Life Corporation (the "Company") completed the sale to Unified Life Insurance Company ("Unified") of the 49,803.16 shares of Common Stock (the "Shares") of John Adams Life Insurance Company of America ("JALIC") owned by the Company. The Shares comprise 99.6% of the issued and outstanding shares of common stock of JALIC.

         Pursuant to the Stock Purchase Agreement dated October 24, 1996, as amended, between the Company and Unified (the "Stock Purchase Agreement"), the purchase price for the Shares (the "Purchase Price") was $3,350,000, subject to certain adjustments. Pursuant to a formula set forth in the Stock Purchase Agreement, at the Closing the Purchase Price was adjusted to $3,153,000, based upon an estimate of JALIC's statutory capital and surplus account, asset valuation reserve and interest maintenance reserve as of December 31, 1996. The final calculation and settlement of the Purchase Price will be determined in February 1997, when JALIC files its California Statutory Insurance Statement for the year ended December 31, 1996. At that time, any final payment owed to the Company or Unified will be made by the appropriate party.

         At the Closing on January 22, 1997, the Company retained invested assets of JALIC with an aggregate admitted book value, as indicated on JALIC's most recent California Statutory Insurance Statement, of $2,817,000. The balance of $336,000 represents indebtedness due from the Company to JALIC, which was satisfied at the Closing.

         Pursuant to a Supervising General Agent's Commission Agreement dated February 1, 1976, as amended (the "Firingline Agreement"), Firingline, a wholly-owned subsidiary of the Company, provides marketing, servicing and other efforts in connection with the sale of life insurance and annuity products sold by JALIC, in consideration for commissions paid to Firingline by JALIC. This relationship will continue after the Closing.

         Pursuant to the Amendment to the Firingline Agreement dated October 22, 1996, between JALIC and Firingline, JALIC will pay to Firingline, effective January 1, 1997, additional commissions ("Additional Commissions") on certain JALIC life insurance policies. The maximum aggregate amount of Additional Commissions which can be earned by JALIC over a three-year period is $1,200,000. Firingline will also continue to be paid renewal commissions under the Firingline Agreement on all of the JALIC policies transferred to Unified at the Closing. Over the three-year period commencing January 1, 1997, under certain conditions JALIC will make monthly guaranteed advances against Additional Commissions to Firingline.

Item 7. Financial Statements and Exhibits.

     (b) Pro forma financial information

INTRODUCTION

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 1996, gives effect to the sale of the JALIC Shares as if it had occurred on September 30, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995, and the nine months ended September 30, 1996, assume that the disposition occurred on the first day of each period presented and are based on the operations of the Company for the year ended December 31, 1995, and the nine months ended September 30, 1996.

     The unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by the Company based upon assumptions deemed appropriate. The unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial positions or results of operations of the Company that would have actually occurred had the sale of the JALIC Shares been in effect as of the date or for the periods presented.

     The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements of the Company, including notes thereto, and other financial information pertaining to the Company included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995; Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1996 and June 30, 1996; and Amended Quarterly Report on Form 10-QSB for the quarter ended September 30, 1996.

                  JOHN ADAMS LIFE CORPORATION AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                         JOHN ADAMS LIFE
                                           CORPORATION       PRO FORMA ADJUSTMENTS
                                               AND         -------------------------       PRO FORMA
                                          SUBSIDIARIES      JALIC(a)        OTHER         CONSOLIDATED
                                         ---------------   -----------   -----------      ------------
ASSETS
Cash, investments and accrued investment
  income................................   $14,226,615     $14,193,350   $ 2,564,414(b)   $  2,597,679
Receivable from buyer...................                                     950,000(b)        950,000
Policy loans............................       671,124         671,124            --                --
Accounts receivable and other assets....       148,104          72,114            --            75,990
Reinsurance recoverable.................     9,772,532       9,772,532            --                --
Deferred policy acquisition costs.......     4,352,362       3,362,258      (990,104)(c)            --
                                           -----------     -----------   -----------       -----------
          Total Assets..................   $29,170,737     $28,071,378   $ 2,524,310      $  3,623,669
                                           ===========     ===========   ===========       ===========
LIABILITIES
Future life benefits and other policy
  obligations...........................   $19,391,599     $19,391,599   $        --      $         --
Deferred revenue and other
  liabilities...........................       521,479          92,814      (400,586)(b)        28,079
Due to reinsurers.......................     4,198,899       4,198,899            --                --
                                           -----------     -----------   -----------       -----------
          Total Liabilities.............    24,111,977      23,683,312      (400,586)           28,079
SHAREHOLDERS' EQUITY
Capital stock and paid in capital.......     6,254,547       3,873,142     3,873,142 (d)     6,254,547
Retained earnings (deficit).............      (997,772)        712,939       712,939 (d)    (2,658,957)
Unrealized loss on bonds, net of
  deferred acquisition costs
  adjustment............................      (198,015)       (198,015)   (1,661,185)(e)            --
                                           -----------     -----------   -----------       -----------
          Total Shareholders' Equity....     5,058,760       4,388,066     2,924,896         3,595,590
                                           -----------     -----------   -----------       -----------
          Total Liabilities and
            Shareholders' Equity........   $29,170,737     $28,071,378   $ 2,524,310      $  3,623,669
                                           ===========     ===========   ===========       ===========

---------------

(a) To eliminate the assets, liabilities and equity of JALIC as of September 30, 1996.

(b) To reflect the proceeds of $3,915,000 (which consists of the adjusted Purchase Price of $2,965,000 pursuant to the terms of the Stock Purchase Agreement plus the present value, $950,000, of Additional Commissions) from the sale of the JALIC Shares. The net proceeds are invested in short-term investments after retiring $400,586 of outstanding debt and accrued interest due to the President, Chief Executive Officer and principal shareholder of the Company.

(c) To write-down deferred acquisition costs of $990,104 recorded by Firingline.

(d) To record the Company's equity associated with JALIC.

(e) To record the Company's net loss on the sale of the JALIC Shares calculated as follows:

            The Company's investment in JALIC........................  $4,586,081
            Less the sales price.....................................   3,915,000
                                                                       ----------
                                                                          671,081
            Write-down of deferred acquisition costs recorded by
              Firingline.............................................     990,104
                                                                       ----------
                      Total..........................................  $1,661,185
                                                                       ==========

                  JOHN ADAMS LIFE CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                       JOHN ADAMS LIFE
                                         CORPORATION         PRO FORMA ADJUSTMENTS
                                             AND           --------------------------      PRO FORMA
                                        SUBSIDIARIES        JALIC(a)         OTHER        CONSOLIDATED
                                       ---------------     ----------     -----------     ------------
REVENUES
Premiums and policy charges..........    $ 1,542,540       $1,542,540     $        --     $         --
Premiums ceded.......................       (776,768)        (776,768)             --
Commission income....................                                         711,477(b)       711,477
Interest on policy loans.............        530,865          530,865              --               --
Net investment income................        717,916          708,824         215,325(c)       224,417
Net realized investment losses.......        (45,882)         (28,836)             --          (17,046)
Net unrealized investment gains......        195,635          195,635              --               --
                                          ----------       ----------     -----------      -----------
          Total Revenues.............      2,164,306        2,172,260         926,802          918,848
EXPENSES
Benefits incurred....................      1,209,079        1,209,079              --               --
Reinsurance recoveries...............       (343,794)        (343,794)             --               --
Interest on policyholders'
  accumulation accounts..............        478,516          478,516              --               --
Operating costs and expenses.........        906,571          131,121              --          775,450
Amortization of deferred acquisition
  costs..............................        116,951           82,053         (34,898)(d)           --
                                          ----------       ----------     -----------      -----------
          Total Expenses.............      2,367,323        1,556,975         (34,898)         775,450
                                          ----------       ----------     -----------      -----------
Income (loss) from continuing
  operations
  before loss on sale of the JALIC
  Shares.............................       (203,017)         615,285         961,700          143,398
Loss on sale of the JALIC Shares.....                                      (1,811,372)(e)   (1,811,372)
                                          ----------       ----------     -----------      -----------
Income (loss) before income taxes....       (203,017)         615,285        (849,672)      (1,667,974)
Income taxes.........................              0               --              -- (f)           --
                                          ----------       ----------     -----------      -----------
Net Income (loss)....................    $  (203,017)      $  615,285     $  (849,672)    $ (1,667,974)
                                          ==========       ==========     ===========      ===========
PER SHARE DATA:
Income (loss) from continuing
  operations before loss on sale of
  the JALIC Shares...................    $     (0.07)                                     $       0.05
Net loss.............................    $     (0.07)                                     $      (0.58)
                                          ==========                                       ===========
Weighted average shares..............      2,864,700                                         2,864,700
                                          ==========                                       ===========

---------------

(a) To eliminate the operating results of JALIC for the year ended December 31, 1995.

(b) To reflect the commissions earned from the sale of life and annuity products underwritten by JALIC.

(c) To reflect the investment of the net proceeds from the sale of the JALIC Shares, assuming a yield of 5.5%.

(d) To eliminate the amortization of deferred acquisition costs recorded by Firingline.

(e) To record the estimated $771,052 excess of the net assets sold over the purchase price and write-down of deferred acquisition costs of $1,040,320 recorded by Firingline at January 1, 1995.

(f) Due to the Company's net operating losses being utilized, no provision for income taxes is necessary.

                  JOHN ADAMS LIFE CORPORATION AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                        JOHN ADAMS LIFE
                                          CORPORATION         PRO FORMA ADJUSTMENT
                                              AND           -------------------------      PRO FORMA
                                         SUBSIDIARIES        JALIC(a)        OTHER        CONSOLIDATED
                                        ---------------     ----------     ----------     ------------
REVENUES:
Premiums and policy charges...........    $ 1,515,711       $1,515,711     $       --     $         --
Premiums ceded........................       (954,658)        (954,658)            --               --
Commissions income....................                                        859,651(b)       859,651
Interest on policy loans..............        346,693          346,693             --               --
Net investment income.................        689,720          687,030        146,000(c)       148,690
Net realized investment losses........         (4,566)          (4,566)            --               --
                                           ----------       ----------     -----------     -----------
          Total Revenues..............      1,592,900        1,590,210      1,005,651        1,008,341
EXPENSES:
Benefits incurred.....................        845,988          845,988             --               --
Reinsurance recoveries................       (382,310)        (382,310)            --               --
Interest on policyholders'
  accumulation accounts...............        550,324          550,324             --               --
Operating costs and expenses..........        614,313         (298,309)       (23,586)(d)      889,036
Amortization of deferred acquisition
  costs...............................        172,850          119,245        (53,605)(e)           --
                                           ----------       ----------     -----------     -----------
          Total Expenses..............      1,801,165          834,938        (77,191)         889,036
                                           ----------       ----------     -----------     -----------
Income (loss) from continuing
  operations before loss on sale of
  the JALIC Shares....................       (208,265)         755,272      1,082,842          119,305
Loss on sale of the JALIC Shares......             --               --     (1,520,379)(f)   (1,520,379)
                                           ----------       ----------     -----------     -----------
Income (loss) before income taxes.....       (208,265)         755,272       (437,537)      (1,401,074)
Income taxes..........................             --               --             -- (g)           --
                                           ----------       ----------     -----------     -----------
Net Income (loss).....................    $  (208,265)      $  755,272     $ (437,537)    $ (1,401,074)
                                           ==========       ==========     ===========     ===========
PER SHARE DATA:
Income (loss) from continuing
  operations before loss on sale of
  the JALIC Shares....................    $     (0.07)                                    $       0.04
Net loss..............................    $     (0.07)                                    $      (0.49)
                                           ==========                                      ===========
Weighted average shares...............      2,864,700                                        2,864,700
                                           ==========                                      ===========

---------------

(a) To eliminate the operating results of JALIC for the nine months ended September 30, 1996.

(b) To reflect the commissions earned from the sale of life and annuity products underwritten by JALIC.

(c) To reflect the investment of the net proceeds from the sale of the JALIC Shares, assuming a yield of 5.5% after retiring $377,000 of outstanding debt due to the President, Chief Executive Officer and principal shareholder of the Company.

(d) To eliminate the interest expense on the debt due to the President, Chief Executive Officer and principal shareholder of the Company.

(e) To eliminate the amortization of deferred acquisition costs recorded by Firingline.

(f) To record the estimated $418,968 excess of the net assets sold over the purchase price and write-down of deferred acquisition costs of $1,101,411 recorded by Firingline at January 1, 1996.

(g) Due to the Company's net operating losses being utilized, no provision for income taxes is necessary.

        (c)     Exhibits.


Exhibit
Number          Description
-------         -----------
2.1             Stock Purchase Agreement, signed October 22, 1996, by and
                between Unified Life Insurance Company and John Adams Life
                Corporation (previously filed with the Registrant's Current
                Report on Form 8-K filed November 5, 1996).


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOHN ADAMS LIFE CORPORATION


Date: February 5, 1997                  Benjamin A. DeMotto
                                        -------------------------------------
                                        Benjamin A. DeMotto
                                        President and Chief Executive Officer